PHOENIX MULTI-PORTFOLIO FUND

    Supplement dated October 23, 2006 to the Prospectus dated March 31, 2006 as supplemented July 7, 2006, August 23, 2006 and September 15, 2006
          and Statement of Additional Information dated March 31, 2006, as supplemented August 23, 2006 and September 15, 2006



IMPORTANT NOTICE TO INVESTORS

Effective October 20, 2006, the Phoenix Tax-Exempt Bond Fund, formerly a series of Phoenix Multi-Portfolio Fund, was merged with and into the Phoenix Insight Tax-Exempt Bond Fund, a series of Phoenix Insight Funds Trust. The Phoenix Tax-Exempt Bond Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Phoenix Tax-Exempt Bond Fund in the current Prospectus and Statement of Additional Information are hereby deleted.

  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 467/TEBF Merger (10/06)